[logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


[Graphic Omitted]

MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                                            INVESTMENT ADVISER
A. Keith Brodkin*                                                   Massachusetts Financial Services Company
Chairman and President                                              500 Boylston Street
                                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                                        DISTRIBUTOR
(diversified holding company)                                       MFS Fund Distributors, Inc.
                                                                    500 Boylston Street
William R. Gutow                                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company                            SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)                                       MFS Service Center, Inc.
                                                                    P.O. Box 1400
PORTFOLIO MANAGER                                                   Boston, MA 02107-9906
John F. Brennan, Jr.*
                                                                    For additional information,
TREASURER                                                           contact your financial adviser.
W. Thomas London*
                                                                    CUSTODIAN
ASSISTANT TREASURER                                                 Investors Bank & Trust Company
James O. Yost*
                                                                    AUDITORS
SECRETARY                                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                                 www.mfs.com
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms. This should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest increase in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing, but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals, and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith Brodkin                       /s/John F. Brennan, Jr.
   A. Keith Brodkin                          John F. Brennan, Jr.
   Chairman and President                    Portfolio Manager

January 9, 1997


MFS(R) VALUE SERIES
Over the past 12 months, the three best-performing sectors of the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, were technology, which was up 46.9%; financial services, up 35.8%; and industrial goods and services, up 28.9%. The worst-performing sector was utilities and communications, which gained just 1.6%. The Series was slightly underweighted in technology versus the S&P 500 (9.0% of the portfolio versus 12.0% of the S&P 500), slightly underweighted in financial services (12.1% versus 14.8%), and slightly underweighted in industrial goods and services (7.1% versus 7.9%). Our overweighting in the utilities and communications sector (10.9% versus 9.5%) is primarily concentrated in the cellular industry with a large holding in Cellular Communications International, a member of the Italian licensee Omnitel.

    Leisure, our largest sector (21.7% of the portfolio), is a diverse mix of companies and industries. The Series' primary focus is on the gaming and lodging industry as well as the broadcasting industry. We believe the lodging industry will continue to exhibit favorable trends over the near term. Supply continues to be tight, especially for the high-end, full-service hotels, and demand remains robust. We expect the key measurements of performance, and occupancy rates to be positive throughout 1997. While the gaming industry's expansion slowed in 1996, we continue our enthusiasm for long-term prospects. Harrah's Entertainment is currently one of the more attractively valued companies in this industry and results should turn more favorable in the second half of 1997. In the broadcasting industry, our holdings range across television and radio -- industries which may benefit from recent deregulation. Ongoing consolidation should aid revenue and costs as pricing flexibility increases and programming expenses diminish. Our favorite holdings in this industry are American Radio and LIN Television.

    The Series' industrial goods holdings are focused on the aerospace industry, which we expect to have a strong runup in profits as the commercial aircraft cycle evolves over the next several years. We believe BE Aerospace and BF Goodrich are expected to show strong earnings momentum over this period.

    International holdings are currently 18% of equities and range across European and Asian markets. In addition to Cellular Communications International, other large holdings include Tranz Rail (a New Zealand railway) and Korea Mobile Telecom (a South Korean cellular franchise).

    Our outlook for the coming year is cautious. With stock market valuations at record levels and the recent uptick in interest rates, we believe the market is vulnerable to negative news. Therefore, we are positioned conservatively.

PORTFOLIO MANAGER'S PROFILE
John F. Brennan, Jr. is Senior Vice President of MFS and manages MFS Value Series. He joined MFS as an industry specialist in 1985. He was named Vice President in 1988 and Senior Vice President in 1995. Mr. Brennan is a graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration.

DIVIDENDS-RECEIVED DEDUCTION
For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 13.82%.

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Value Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1996 to December 31, 1996)

                              Consumer
               MFS            Price          S&P 500
               Value          Index -        Composite
Date           Series         U.S.           Index
----           -------        --------       ---------
 8/96          10000.0        10000.0        10000.0
 8/96           9960.0        10020.0        10207.0
 9/96          10460.0        10054.0        10778.0
10/96          10370.0        10086.0        11079.0
11/96          10800.0        10105.0        11911.0
12/96          10878.0        10124.0        11674.0


AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                  Life+
---------------------------------------------------------
MFS Value Series                               + 8.78%
---------------------------------------------------------
Standard & Poor's 500 Composite Index++        +16.74%
---------------------------------------------------------
Consumer Price Index*++                        + 1.24%
---------------------------------------------------------
 +For the period from the commencement of investment operations, August 14,
  1996 to December 31, 1996.
++Source: CDA/Wiesenberger.
 *The Consumer Price Index is a popular measure of change in prices.

Returns shown do not reflect the deduction of mortality and expense risk charges and administrative fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Stocks - 91.9%
-----------------------------------------------------------------------------
Issuer                                                     Shares       Value
-----------------------------------------------------------------------------
U.S. Stocks - 76.9%
  Advertising - 0.9%
    Outdoor Systems, Inc.*                                    450  $   12,656
-----------------------------------------------------------------------------
  Aerospace - 3.3%
    AlliedSignal, Inc.                                        200  $   13,400
    BE Aerospace, Inc.*                                     1,100      29,837
    Raytheon Co.                                               20         963
                                                                   ----------
                                                                   $   44,200
-----------------------------------------------------------------------------
  Agricultural Products - 1.7%
    AGCO Corp.                                                440  $   12,595
    Case Corp.                                                200      10,900
                                                                   ----------
                                                                   $   23,495
-----------------------------------------------------------------------------
  Automotive - 2.6%
    Ford Motor Co.                                            400  $   12,750
    Goodrich (B.F.) Co.                                       300      12,150
    Harvard Industries, Inc., "B"*                          2,400      10,800
                                                                   ----------
                                                                   $   35,700
-----------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Wells Fargo & Co.                                          65  $   17,534
-----------------------------------------------------------------------------
  Business Machines - 0.8%
    Sun Microsystems, Inc.*                                   400  $   10,275
-----------------------------------------------------------------------------
  Business Services - 2.7%
    ADT Ltd.*                                                 800  $   18,300
    Alco Standard Corp.                                       300      15,487
    Sabre Group Holdings, Inc.*                               100       2,787
                                                                   ----------
                                                                   $   36,574
-----------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    Telephone & Data Systems, Inc.                            300  $   10,875
-----------------------------------------------------------------------------
  Chemicals - 1.1%
    Dexter Corp.                                              400  $   12,750
    NL Industries, Inc.                                       200       2,175
                                                                   ----------
                                                                   $   14,925
-----------------------------------------------------------------------------
  Computer Software - Systems - 3.3%
    Adobe Systems, Inc.                                       300  $   11,213
    Cerner Corp.*                                             600       9,300
    Sybase, Inc.*                                           1,400      23,363
                                                                   ----------
                                                                   $   43,876
-----------------------------------------------------------------------------
  Consumer Goods and Services - 3.5%
    Philip Morris Cos., Inc.                                  140  $   15,767
    Tyco International Ltd.                                   600      31,725
                                                                   ----------
                                                                   $   47,492
-----------------------------------------------------------------------------
  Containers - 0.4%
    Stone Container Corp.                                     400  $    5,950
-----------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Loral Space & Communications Corp.*                       200  $    3,675
-----------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    Rofin-Sinar Technologies, Inc.*                           300  $    3,525
-----------------------------------------------------------------------------
  Electronics - 2.4%
    Atmel Corp.*                                              500  $   16,562
    Intel Corp.                                                70       9,166
    Kulicke & Soffa Industries, Inc.*                         100       1,900
    LTX Corp.*                                                700       4,113
                                                                   ----------
                                                                   $   31,741
-----------------------------------------------------------------------------
  Entertainment - 7.9%
    American Radio Systems Corp., "A"*                        330  $    8,993
    Argosy Gaming Co.*                                        400       1,850
    Casino America, Inc.*                                     800       2,550
    Central European Media Enterprises Ltd.*                  400      12,700
    Chancellor Broadcasting Co., "A"*                         280       6,650
    EZ Communications, Inc., "A"*                             300      10,988
    Golden Bear Golf, Inc.*                                   200       2,250
    Harrah's Entertainment, Inc.*                           1,600      31,800
    Harveys Casino Resorts                                    200       3,375
    LIN Television Corp.*                                     400      16,900
    Showboat, Inc.                                            300       5,175
    Univision Communications, Inc.*                           100       3,700
                                                                   ----------
                                                                   $  106,931
-----------------------------------------------------------------------------
  Financial Institutions - 3.8%
    Benefical Corp.                                           220  $   13,943
    Federal Home Loan Mortgage Corp.                          200      22,025
    Union Planters Corp.                                      400      15,600
                                                                   ----------
                                                                   $   51,568
-----------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Earthgrains Co.                                           100  $    5,225
    Interstate Bakeries Corp.                                 260      12,772
                                                                   ----------
                                                                   $   17,997
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Kimberly-Clark Corp.                                      200  $   19,050
-----------------------------------------------------------------------------
  Insurance - 4.4%
    Chubb Corp.                                               240  $   12,900
    CIGNA Corp.                                               100      13,662
    ITT Hartford Group, Inc.                                  200      13,500
    Penncorp Financial Group, Inc.                            520      18,720
                                                                   ----------
                                                                   $   58,782
-----------------------------------------------------------------------------
  Machinery - 1.1%
    Stewart & Stevenson Services, Inc.                        500  $   14,563
-----------------------------------------------------------------------------
  Medical and Health Products - 2.6%
    Pharmacia & Upjohn, Inc.                                  360  $   14,265
    Rhone-Poulenc Rorer, Inc.                                 200      15,625
    Uromed Corp.*                                             500       4,875
                                                                   ----------
                                                                   $   34,765
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.2%
    Pacificare Health Systems, Inc., "B"*                      70  $    5,687
    Regency Health Services, Inc.*                            400       3,850
    St. Jude Medical, Inc.*                                   500      21,312
    United Healthcare Corp.                                   260      11,700
                                                                   ----------
                                                                   $   42,549
-----------------------------------------------------------------------------
  Oil Services - 0.3%
    Tidewater, Inc.                                           100  $    4,525
-----------------------------------------------------------------------------
  Oils - 1.8%
    Occidental Petroleum Corp.                                500  $   11,688
    Texaco, Inc.                                              130      12,756
                                                                   ----------
                                                                   $   24,444
-----------------------------------------------------------------------------
  Photographic Products - 0.6%
    Eastman Kodak Co.                                         100  $    8,025
-----------------------------------------------------------------------------
  Printing and Publishing - 1.9%
    Gannett Co., Inc.                                         170  $   12,729
    Pulitzer Publishing Co.                                   101       4,684
    Scripps (E.W.) Co., "A"                                   245       8,575
                                                                   ----------
                                                                   $   25,988
-----------------------------------------------------------------------------
  Railroads - 1.9%
    Burlington Northern-Santa Fe                              160  $   13,820
    Wisconsin Central Transportation Corp.*                   300      11,887
                                                                   ----------
                                                                   $   25,707
-----------------------------------------------------------------------------
  Restaurants and Lodging - 6.9%
    Host Marriott Corp.*                                    2,320  $   37,120
    Prime Hospitality Corp.*                                1,000      16,125
    Promus Hotel Corp.*                                       800      23,700
    Renaissance Hotel Group N.V.*                             100       2,350
    Servico, Inc.*                                            600       9,675
    Showbiz Pizza Time, Inc.*                                 200       3,625
                                                                   ----------
                                                                   $   92,595
-----------------------------------------------------------------------------
  Stores - 3.1%
    Ann Taylor Stores Corp.*                                  400  $    7,000
    Gymboree Corp.*                                           300       6,863
    Rite Aid Corp.                                            370      14,708
    Sears, Roebuck & Co.                                      300      13,837
                                                                   ----------
                                                                   $   42,408
-----------------------------------------------------------------------------
  Supermarkets - 1.3%
    Vons Cos., Inc.*                                          300  $   17,963
-----------------------------------------------------------------------------
  Telecommunications - 6.2%
    Cabletron Systems, Inc.*                                  380  $   12,635
    Cellular Communications International,
      Inc.*                                                 2,200      63,800
    U.S. Robotics Corp.*                                      100       7,200
                                                                   ----------
                                                                   $   83,635
-----------------------------------------------------------------------------
  Utilities - Telephone - 1.8%
    MCI Communications Corp.                                  760  $   24,842
-----------------------------------------------------------------------------
Total U.S. Stocks                                                  $1,038,830
-----------------------------------------------------------------------------
Foreign Stocks - 15.0%
  Finland - 2.4%
    Huhtamaki Oy (Consumer Goods and Services)                200  $    9,300
    Nokia Corp., ADR (Telecommunications)                     400      23,050
                                                                   ----------
                                                                   $   32,350
-----------------------------------------------------------------------------
  France - 0.9%
    Union Assurances Federale S.A. (Insurance)                100  $   12,341
-----------------------------------------------------------------------------
  Hong Kong - 2.0%
    Cafe de Coral Group (Restaurants and
      Lodging)                                             20,000  $    5,364
    Giordano International Ltd. (Apparel and
      Textiles)                                             8,000       6,826
    Liu Chong Hing Bank Ltd. (Banks and Credit
      Companies)                                            2,000       3,336
    Wharf Holdings Ltd. (Real Estate Investment
      Trusts)                                               1,000       4,991
    Wing Hang Bank Ltd. (Bank and Credit
      Companies)                                            1,500       6,808
                                                                   ----------
                                                                   $   27,325
-----------------------------------------------------------------------------
  Italy - 0.8%
    Fila Holdings S.p.A., ADR (Apparel and
      Textiles)                                               100  $    5,812
    Olivetti Group (Office Equipment)*                     13,600       4,792
                                                                   ----------
                                                                   $   10,604
-----------------------------------------------------------------------------
  New Zealand - 2.7%
    Lion Nathan Ltd. (Food and Beverage
      Products)                                             3,000  $    7,185
    Sky City Ltd. (Entertainment)*                          1,900      10,350
    Tranz Rail Holdings Ltd., ADR (Railroads)*              1,040      18,395
                                                                   ----------
                                                                   $   35,930
-----------------------------------------------------------------------------
  Philippines - 0.3%
    Pilpino Telephone & Telegraph Corp.
      (Telecommunications)*                                 4,800  $    4,067
-----------------------------------------------------------------------------
  South Korea - 1.3%
    Korea Electric Power Corp., ADR (Utilities -
      Electric)                                               500  $   10,250
    Korea Mobile Telecommunications, ADR
      (Telecommunications)                                    618       7,957
                                                                   ----------
                                                                   $   18,207
-----------------------------------------------------------------------------
  Sweden - 1.4%
    Enator AB (Computer Services)*                            480  $   12,290
    Nobel Biocare (Medical and Health Products)               400       7,043
                                                                   ----------
                                                                   $   19,333
-----------------------------------------------------------------------------
  United Kingdom - 3.2%
    British Petroleum PLC, ADR (Oils)                         100  $   14,137
    Jarvis Hotels PLC (Restaurants and Lodging)+            2,900       7,999
    Kwik-Fit Holdings PLC (Automotive)                      1,200       4,471
    PowerGen PLC (Utilities - Electric)                     1,400      13,719
    Storehouse PLC (Stores)                                   700       3,100
                                                                   ----------
                                                                   $   43,426
-----------------------------------------------------------------------------
Total Foreign Stocks                                               $  203,583
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,168,334)                         $1,242,413
-----------------------------------------------------------------------------

Bonds - 2.2%
-----------------------------------------------------------------------------
                                                 Principal Amount
                                                    (000 Omitted)
-----------------------------------------------------------------------------
Harrah's Jazz Co., 14.25s, 2001** (Identified
  Cost, $31,496)                                           $   60  $   29,721
-----------------------------------------------------------------------------

Put Option Purchased - 1.7%
-------------------------------------------------------------------------------
                                                 Principal Amount
                                                     of Contracts
Description/Expiration Month/Strike Price           (000 Omitted)       Value
-----------------------------------------------------------------------------
S&P Index/September/775                                    $    2  $    9,825
S&P Index/September/800                                         2      12,500
-----------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $21,499)               $   22,325
-----------------------------------------------------------------------------

Short-Term Obligations - 3.0%
-----------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)
-----------------------------------------------------------------------------
Federal Home Loan Bank, due 1/02/97,
at Amortized Cost                                          $   40  $   39,988
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $1,261,317)                    $1,334,447

Other Assets, Less Liabilities - 1.2%                                  16,808
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $1,351,255
-----------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security - in default.
 +Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
December 31, 1996
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,261,317)            $1,334,447
  Cash                                                                3,534
  Receivable for Series shares sold                                   9,996
  Interest and dividends receivable                                   1,752
  Deferred organization expenses                                      8,499
                                                                 ----------
      Total assets                                               $1,358,228
                                                                 ----------
Liabilities:
  Payable for Series shares reacquired                           $       24
  Payable to affiliate for management fee                                81
  Accrued expenses and other liabilities                              6,868
                                                                 ----------
      Total liabilities                                          $    6,973
                                                                 ----------
Net assets                                                       $1,351,255
                                                                 ==========
Net assets consist of:
  Paid-in capital                                                $1,279,148
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     73,135
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,028)
                                                                 ----------
      Total                                                      $1,351,255
                                                                 ==========
Shares of beneficial interest outstanding                          126,723
                                                                   =======
Net asset value per share
  (net assets of $1,351,255 / 126,723 shares of beneficial
  interest outstanding)                                            $10.66
                                                                   ======

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------
Period Ended December 31, 1996*
--------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $ 5,551
    Interest                                                         1,832
                                                                   -------
      Total investment income                                      $ 7,383
                                                                   -------
  Expenses -
    Management fee                                                 $ 3,196
    Trustees' compensation                                             508
    Shareholder servicing agent fee                                    145
    Printing                                                         6,506
    Auditing fees                                                    2,006
    Legal fees                                                       1,922
    Amortization of organization expenses                              689
    Custodian fee                                                      469
    Miscellaneous                                                      982
                                                                   -------
      Total expenses                                               $16,423
    Fees paid indirectly                                               (84)
    Reduction of expenses by investment adviser                    (12,079)
                                                                   -------
      Net expenses                                                 $ 4,260
                                                                   -------
        Net investment income                                      $ 3,123
                                                                   -------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $18,596
    Foreign currency transactions                                      (56)
                                                                   -------
        Net realized gain on investments and foreign currency
          transactions                                             $18,540
                                                                   -------
  Change in unrealized appreciation -
    Investments                                                    $73,130
    Translation of assets and liabilities in foreign
      currencies                                                         5
                                                                   -------
      Net unrealized gain on investments and foreign currency
        translation                                                $73,135
                                                                   -------
        Net realized and unrealized gain on investments and
          foreign currency                                         $91,675
                                                                   -------
          Increase in net assets from operations                   $94,798
                                                                   =======

*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets
---------------------------------------------------------------------------
Period Ended December 31, 1996*

Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    3,123
  Net realized gain on investments and foreign currency
    transactions                                                     18,540
  Net unrealized gain on investments and foreign currency
    translation                                                      73,135
                                                                 ----------
    Increase in net assets from operations                       $   94,798
                                                                 ----------
Distributions declared to shareholders -
  From net investment income                                     $   (3,068)
  From net realized gain on investments and foreign currency
    transactions                                                    (18,540)
  In excess of net realized gain on investments and foreign
    currency transactions                                            (1,083)
  Tax return of capital                                              (3,853)
                                                                 ----------
      Total distributions declared to shareholders               $  (26,544)
                                                                 ----------
Series share (principal) transactions -
  Net proceeds from sale of shares                               $1,251,706
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                    26,544
  Cost of shares reacquired                                          (3,849)
                                                                 ----------
    Increase in net assets from Series share transactions        $1,274,401
                                                                 ----------
      Total increase in net assets                               $1,342,655
Net assets:
  At beginning of period                                              8,600
                                                                 ----------
  At end of period                                               $1,351,255
                                                                 ==========

*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------
Period Ended December 31, 1996*
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                             $ 10.00
                                                                  -------
Income from investment operations# -
  Net investment income(S)                                        $  0.07
  Net realized and unrealized gain on investments
    and foreign currency transactions                                0.88
                                                                  -------
      Total from investment operations                            $  0.95
                                                                  -------
Less distributions declared to shareholders -
  From net investment income                                      $ (0.03)
  From net realized gain on investments and foreign currency
    transactions                                                    (0.21)
  In excess of net realized gain on investments and foreign
    currency transactions                                           (0.01)
  Tax return of capital                                             (0.04)
                                                                  -------
      Total distributions declared to shareholders                $ (0.29)
                                                                  -------
Net asset value - end of period                                   $ 10.66
                                                                  =======
Total return                                                        8.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                          1.00%+
  Net investment income                                             1.72%+
Portfolio turnover                                                    44%
Average commission rate                                           $0.0204
Net assets at end of period (000 omitted)                          $1,351

  *For the period from the commencement of investment operations, August 14,
   1996 to December 31, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
   Net investment loss                                            $ (0.04)
   Ratios (to average net assets):
     Expenses                                                       3.83%+
     Net investment loss                                          (1.11)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Value Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the period ended Decemer 31, 1996, $55 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $12,079.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $1,659,247 and $478,962, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                     $1,261,317
                                                   ==========
Gross unrealized appreciation                      $  112,716
Gross unrealized depreciation                         (39,586)
                                                   ----------
    Net unrealized appreciation                    $   73,130
                                                   ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                                      Period Ended
                                                      December 31, 1996*
                                                      ------------------------
                                                      Shares        Amount
------------------------------------------------------------------------------
Shares sold                                           123,715       $1,251,706
Shares issued to shareholders in reinvestment
  of distributions                                      2,506           26,544
Shares reacquired                                        (358)          (3,849)
                                                      -------       ----------
    Net increase                                      125,863       $1,274,401
                                                      =======       ==========
*For the period from the commencement of investment operations, August 14, 1996 to December 31, 1996.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended December 31, 1996 was $6.

(7) Restricted Security
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1996, the Series owned the following restricted security (consisting of 0.6% of net assets) which may not be publicly sold without registration under the Securities Act of 1993. The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

Description                Date of Acquisition    Shares      Cost      Value
-----------------------------------------------------------------------------
Jarvis Hotels PLC            8/16/96 - 8/23/96     2,900    $7,487     $7,999
                                                                       ======

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Value
Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the period from August 14, 1996 (commencement of investment operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                  VGS-2/97 230